EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002




         In connection with the Annual Report of Vista Continental Corporation. (the "Company") on Form 10-KSB for the year ended September 30th, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Ashak Rustom, Accounting Principal of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                                      /s/ Ashak Rustom
                                                      --------------------------
                                                      Ashak Rustom
                                                      Accounting Principal
January 24, 2005